                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                       /x/
Filed by a Party other than the Registrant    / /

Check the appropriate box.

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.1

                          SOLIGEN TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

Payment of Filing (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to whcih transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid.

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registrant statement number, of the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Date Filed:

                           SOLIGEN TECHNOLOGIES, INC.
                             19408 LONDELIUS STREET
                              NORTHRIDGE, CA 91324

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 27, 1999


TO ALL SHAREHOLDERS OF SOLIGEN TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SOLIGEN TECHNOLOGIES, INC. (the "Company"), will be held on Friday, August 27, 1999, at 11:00 a.m., local time, at the Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, California 91311 for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         2. To confirm the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending March 31, 2000; and

         3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only shareholders of record at the close of business on July 9, 1999 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE THE PROXY CARD ANY TIME PRIOR TO ITS USE. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                             By Order of the Board of Directors,


                                             /s/ Yehoram Uziel
                                             Yehoram Uziel
                                             PRESIDENT, CEO, DIRECTOR AND
                                             CHAIRMAN OF THE BOARD

July 16, 1999

                           SOLIGEN TECHNOLOGIES, INC.

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 1999

                                -----------------

                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement and the accompanying Annual Report to Shareholders, Notice of Annual Meeting, and proxy/voting instruction card (the "Proxy Card") are being furnished to the holders (collectively, the "Shareholders") of the common stock (the "Common Stock") and Series A Convertible Preferred Stock (the "Preferred Stock") of Soligen Technologies, Inc. (the "Company"), a Wyoming corporation, in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 1999 Annual Meeting of Shareholders to be held on Friday, August 27, 1999, at 11:00 a.m., local time, at the Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, CA 91311, and any adjournment thereof (the "Meeting").

         Only Shareholders of record at the close of business on July 9, 1999 will be entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying materials are being mailed on or about July 27, 1999 to all Shareholders entitled to notice of and to vote at the Meeting. The Annual Report of the Company for the fiscal year ended March 31, 1999 is being mailed to Shareholders of record together with the mailing of this Proxy Statement. The address and phone number of the Company's principal executive office is:

                             19408 Londelius Street
                        Northridge, California 91324 USA
                              Phone (818) 718-1221

         The Common Stock and the Preferred Stock constitute the classes of securities of the Company entitled to notice of and to vote at the Meeting. In accordance with the Company's Bylaws, the stock transfer records were compiled at the close of business on July 9, 1999, the record date set by the Board of Directors for determining the Shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. On that date, there were 32,911,641 shares of Common Stock and 1,800 shares of Preferred Stock outstanding and entitled to vote. As explained below under the heading "Voting at the Meeting", each share of Preferred Stock is entitled to 1,147 votes at the meeting.

         The two persons named as proxies on the enclosed Proxy Card, Yehoram Uziel and Robert Kassel, were designated by the Board of Directors of the Company. All properly executed Proxy Cards will be voted (except to the extent that authority to vote has been withheld or revoked) and where a choice has been specified by the Shareholder as provided in the Proxy Card, it will be voted in accordance with the specification so made. Shares represented by Proxy

Cards submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for directors proposed by the Board of Directors, and FOR Proposal No. 2 to confirm the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 2000. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, either by written notice filed with the Secretary or the acting secretary of the Meeting or by oral notice given by the Shareholder to the presiding officer during the Meeting. Any Shareholder who has executed a Proxy Card but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid Proxy Cards in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting.

VOTING AT THE MEETING

         Each share of Common Stock outstanding on the record date is entitled to one vote at the Meeting. Each share of Preferred Stock outstanding on the record date is entitled to that number of votes equal to the number of shares of Common Stock into which the Preferred Stock is convertible. As of the date of this Proxy Statement, each share of Preferred Stock is convertible into 1,147 shares of Common Stock. Shares registered in the name of brokers and other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered "shares present" as to matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes"). If a quorum is present at the Meeting: (i) the five nominees for election as directors who receive the greatest number of votes cast for the election of directors shall be elected directors; and (ii) Proposal No. 2 to confirm the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 2000 will be approved if the number of votes which are cast in favor of the proposal exceeds the number of votes which are cast against it. Shareholders do not have the right to cumulate their votes in an election of directors.

         With respect to the election of directors, directors are elected by a plurality of the votes cast, and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect thereon. With respect to voting on Proposal No. 2, abstention from voting and nonvoting by brokers will have no effect thereon.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telecopier, or personal solicitation by the directors, officers or employees of the Company, who will not be compensated for any such solicitation. Brokers, nominees and fiduciaries will be reimbursed for out-of-pocket expenses incurred in obtaining proxies or authorizations from the beneficial owners of the Company's Common Stock and Preferred Stock.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         In accordance with the Company's Bylaws, the Board of Directors shall consist of no less than three and no more than seven directors, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at five. Directors are elected on an annual basis, and each director is to serve until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.

         The Company's Articles of Incorporation, as amended, provide that the holders of Preferred Stock, voting as a separate group, are entitled to elect one director to the Company's Board of Directors, which director shall be subject to the reasonable approval of the Company. The holders of the Company's outstanding Preferred Stock have notified the Company that, as of the date of this Proxy Statement, they do not intend to nominate a candidate for election to the Board of Directors. If subsequent to the Meeting the holders of Preferred Stock notify the Company of their intent to elect a director to the Board of Directors, the Company's Board of Directors intends to increase the size of the Board to six directors and, subject to the Company's right of reasonable approval, elect the nominee of the holders of Preferred Stock to fill such sixth director position.

         The Board of Directors has nominated each of the persons named below to be elected to serve as a director:

                           Yehoram Uziel
                           Dr. Mark W. Dowley
                           Kenneth T. Friedman
                           Patrick J. Lavelle
                           William Spier

         Shares of Common Stock and Preferred Stock represented by the Proxy Cards will be voted FOR the election to the Board of Directors of the nominees named above unless authority to vote for a particular director or directors has been withheld in the Proxy Card. All of the nominees named above have consented to serve as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees named above will be unable to serve as a director. In the event of the death or unavailability of any of the nominees named above, the proxy holders will have discretionary authority under the Proxy Card to vote for a suitable substitution nominee as the Board of Directors may recommend. Proxies may not be voted for more than five (5) nominees.

         Certain information about each of the persons nominated by the Board of Directors is set forth under the heading "Management" in this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF YEHORAM UZIEL, DR. MARK W. DOWLEY, KENNETH T. FRIEDMAN, PATRICK
J. LAVELLE AND WILLIAM SPIER AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF EACH SUCH NOMINEE UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.


                                 PROPOSAL NO. 2

                         CONFIRMATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2000. This selection is being submitted for confirmation by the Shareholders at the Meeting. If not confirmed, this selection will be reconsidered by the Board of Directors, although the Board of Directors will not be required to select different independent public accountants for the Company. In the absence of contrary specifications, the shares represented by the Proxy Cards will be voted FOR the following resolution confirming the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending March 31, 2000:

                  RESOLVED, that the shareholders of Soligen Technologies, Inc. (the "Company") hereby confirm the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending March 31, 2000.

         Representatives of Arthur Andersen LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from Shareholders. Neither Arthur Andersen LLP nor any partner thereof has any direct financial interest in the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CONFIRMATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2000, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

COMMON STOCK

         The following table sets forth, as of July 2, 1999, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each director, (ii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as at the end of the last fiscal year whose total annual salary and bonus for such fiscal year exceeded $100,000, and any ex-officers for whom disclosure under this item (iii) would have been provided except for the fact that the individual was not serving as an executive officer at the end of such fiscal year, (iv) all persons known by the Company to be beneficial owners of more than 5% of its Common Stock, and (v) all executive officers and directors of the Company as a group.

                                                                 Shares of Common Stock Beneficially Owned (1)
                                                            --------------------------------------------------------
                                                                                                    Percent
         Name and Address of Beneficial Owner                        Number                           Of
                                                                                                     Class
-------------------------------------------------------     --------------------------      ------------------------
Yehoram Uziel (2)(3). .  . . . . . . . . . . . . . . .              9,836,974                        28.0%
   19408 Londelius Street
   Northridge, CA  91324

Charles W. Lewis (2) . . . . . . . . . . . . . . . . .              2,269,930                         6.5%
   19408 Londelius Street
   Northridge, CA  91324

Amir Gnessin (4) . . . . . . . . . . . . . . . . . . .                280,000                         *
   19408 Londelius Street
   Northridge, CA  91324

Dr. Mark W. Dowley (5) . . . . . . . . . . . . . . . .                315,000                         *
   3281 Scott Blvd.
   Santa Clara, CA  95054

Kenneth T. Friedman (6). . . . . . . . . . . . . . . .              1,297,643                         3.7%
   23512 Malibu Colony Dr.
   Malibu, CA 90265

Patrick J. Lavelle (7) . . . . . . . . . . . . . . . .                 50,000                         *
   131 Bloor St. West, Suite 815
   Toronto, Ontario, Canada  M5S 1S3

William Spier (8). . . . . . . . . . . . . . . . . . .                907,500                         2.6%
   444 Madison Avenue, 38th Floor
   New York, NY 10022

All executive officers and directors
   As a group (8 persons) (9). . . . . . . . . . . . .             15,012,047                        42.7%

---------------------------------
*        Less than one percent

  (1) Applicable percentage of ownership is based on 32,911,641 total shares issued and outstanding plus options and warrants exercisable within 60 days of the date of this Proxy Statement by individual beneficial owner. None of the persons named in this table owns shares of the Company's Preferred Stock.

  (2) On April 15, 1993, the Company merged with Soligen, Inc., a Delaware Corporation ("Soligen"), in a reverse acquisition transaction (the "Acquisition"). Pursuant to a share exchange agreement, the Company acquired all of the issued and outstanding shares of Soligen in consideration of the issuance of 11,600,000 shares of the Company's Common Stock to the former shareholders of Soligen. Out of this total, 9,750,000 shares were placed in escrow pursuant to an Escrow Agreement, allocated as follows:

                    NAME OF RECIPIENT                    ESCROW SHARES
                    -----------------                    -------------
                     Yehoram Uziel                         5,771,464
                     Adam Cohen                            1,788,589
                     Charles Lewis                         1,702,447
                     MIT                                     487,500
                                                           ---------

                     Totals                                9,750,000
                                                           ---------
                                                           ---------

         As originally executed, the terms and conditions of the Escrow Agreement were prescribed by the policies of the British Columbia Securities Commission and were issued under its Local Policy 3-07. The escrow shares are held by the Company's registrar and transfer agent pursuant to the terms of the Escrow Agreement. Prior to an Amendment dated March 25, 1998 (the "Amendment"), the Escrow Agreement provided for the release of one escrow share for each $0.41 Cdn. in net "cash flow" (as defined in the Escrow Agreement) earned by the Company during the period beginning November 1, 1993 and ending October 31, 1998. The Escrow Agreement further provided that, if the Company earned net "cumulative cash flow" (as defined in the Escrow Agreement) of approximately Cdn. $4,000,000 or U.S. $3,050,000 during the five year earn-out period, all of the escrow shares would be "earned out" and thereby released from escrow. Any shares not released from escrow at the end of the five year earn out period would have been cancelled.

         The Amendment, which was approved at the 1995 Annual Meeting of the Company's stockholders, provides that the "earn out" period will be extended for an additional five years and that all shares not previously released from escrow will be released ten years after the date of issuance. In March 1998 the Company received approval of the Amendment from the British Columbia Securities Commission, and the Amendment has now been executed and become effective.

         The Escrow Agreement further provides that the escrow shares will not be traded in, dealt with in any manner whatsoever or released, nor may the Company, its transfer agent or the escrow shareholder make any transfer or record any trading in such shares without the consent of the Vancouver Stock Exchange. In addition, the Escrow Agreement provides that the escrow shares may not be voted on a resolution to cancel any of the escrow shares. Subject to this exception, the escrow shares have no voting restrictions. The Escrow Agreement also provides that the escrow shares may not participate in the assets and property of the Company on a winding up or dissolution of the Company.

         In connection with Mr. Cohen's resignation, the Vancouver Stock Exchange consented to Yehoram Uziel's purchase of all of Mr. Cohen's escrow shares, which purchase was consummated on May 30, 1996.

  (3) Includes options to purchase 50,000 shares and warrants to purchase 280,000 shares that are exercisable within 60 days of the date of this Proxy Statement.

  (4) Includes options to purchase 280,000 shares that are exercisable within 60 days of the date of this Proxy Statement.

  (5) Includes options to purchase 75,000 shares that are exercisable within 60 days of the date of this Proxy Statement.

  (6) Includes options to purchase 300,000 shares and warrants to purchase 785,143 shares that are exercisable within 60 days of the date of this Proxy Statement.

  (7) Includes options to purchase 50,000 shares that are exercisable within 60 days of the date of this Proxy Statement.

  (8) Includes options to purchase 28,000 shares and warrants to purchase 379,500 shares that are exercisable within 60 days of the date of this Proxy Statement.

  (9) Includes options and warrants to purchase 2,277,643 shares that are exercisable within 60 days of the date of this Proxy.

PREFERRED STOCK

         The following table sets forth, as of July 2, 1999, certain information furnished to the Company with respect to ownership of the Company's Preferred
Stock:

                                                                 Shares of Preferred Stock Beneficially Owned
------------------------------------------------------     ---------------------------------------------------------
                                                                                                  Percent
        Name and Address of Beneficial Owner                        Number                          of
                                                                                                   Class
------------------------------------------------------     -------------------------    ----------------------------
Koyah Leverage Partners, L.P. . . . . . . . . . . . .                1,330                       73.9%
   601 W. Main Avenue, Suite 600
   Spokane, WA  99201-0613

Koyah Partners, L.P.  . . . . . . . . . . . . . . . .                  270                       15.0%
   601 W. Main Avenue, Suite 600
   Spokane, WA  99201-0613

ICM Asset Management, Inc. . . . . . . . . . . . . .                   200                       11.1%
   601 W. Main Avenue, Suite 600
   Spokane, WA 99201-0613

                                   MANAGEMENT

BOARD OF DIRECTORS

         The names of the Company's current directors and certain information about them are set forth below:

            Name of Nominee                    Age                      Position(s) With the Company
----------------------------------------     --------     ----------------------------------------------------------
 Yehoram Uziel                                 48         President, CEO, Director, and Chairman of the Board of
                                                          Directors

 Dr. Mark W. Dowley                            65         Director

 Kenneth T. Friedman                           42         Director

 Patrick J. Lavelle                            60         Director

 William Spier                                 64         Director

       Yehoram Uziel has served as President and Director of the Company since April 1993. Mr. Uziel has served as Chief Executive Officer and
Chairman of the Board of the Company since May 1993. Mr. Uziel served as the Company's Chief Financial Officer from May 20, 1996 to July 29, 1996. Mr. Uziel has also served as President and Chief Executive Officer of Soligen, Inc. ("Soligen"), a wholly-owned subsidiary of the Company from October 1991 to present. From January 1989 to January 1992, he was Vice President of Engineering at 3D Systems, Inc., a rapid prototyping manufacturer based in Valencia, California. Mr. Uziel received a B.Sc. degree in Mechanical Engineering from the Technion Institute of Technology in Israel.

         Dr. Mark W. Dowley has served as a director of the Company since July 1993. Dr. Dowley is Chairman of DPSS Lasers Inc., a privately held manufacturer of UV solid state lasers for commercial application. Dr. Dowley served as President and Chairman of LiCONiX, a manufacturer of helium-cadmium lasers based in Santa Clara, California from 1972 to 1998. He served as a director of LEOMA (Lasers & Electro Optical Manufacturers Association) for four years and has served as a member of the Executive Committee of the Silicon Valley Council of the American Electronics Association. He also served as Chairman of the Engineering Council of the Optical Society of America from 1996 to 1998.

         Kenneth T. Friedman has served as a director of the Company since September 1996. Mr. Friedman is President and Founder of Friedman Enterprises, an investment bank and investment company that specializes in mergers and acquisitions and raising debt and equity capital. From 1986 to 1990, Mr. Friedman was President, founder, and a member of the board of directors of Houlihan, Lokey, Howard & Zukin Capital, an investment bank. Prior to, and simultaneous with such position, Mr. Friedman was also a Managing Director and a member of the board of directors of Houlihan, Lokey, Howard & Zukin, Inc., a financial advisory company specializing in investment banking, money management and valuing companies and securities. Mr. Friedman received his MBA from Harvard Business School.

         Patrick J. Lavelle has served as a director of the Company since September 1994. Mr. Lavelle was appointed Chairman of the Export Development Corporation by the Prime Minister of Canada on January 1, 1998 after serving a three-year term as Chairman of the Board of the Business Development Bank of Canada. Mr. Lavelle has been the Chairman and Chief Executive Officer of Patrick J. Lavelle and Associates, a management firm, from 1991 to the present. From 1991 to 1995, Mr. Lavelle was Chairman and Chief Executive Officer of the Canadian Council for Aboriginal Business. Mr. Lavelle is Chairman of the Bay of Spirits Gallery, a member of the Advisory Board of the International MBA program at York University and a director of Revenues Properties, Co. Previously, Mr. Lavelle was Vice President, Corporate Development at Magna International, Inc., a leading automotive parts manufacturer, where he oversaw business relations with Japanese and other Pacific Rim auto producers. Mr. Lavelle also served as President of the Automotive Parts Manufacturers' Association of Canada. Previously, he held the position of Deputy Minister of Industry, Trade and Technology for the Province of Ontario and was simultaneously First Secretary of the Premier's Council and a Senior Advisor to the Planning and Priorities Board of Cabinet. Mr. Lavelle also served as Agent General for the Government of Ontario in Paris, France.

       William Spier has served as director of the Company since July 1999. Mr. Spier retired in 1982, as Vice Chairman of Philbro-Salomon Inc. Mr. Spier is President and Chairman of Sutton Holding Corporation, a private investment firm, which was founded in 1989. He is

Acting Chief Executive Officer of Integrated Technology USA, Inc., and has served in such capacity since November 1997. Mr. Spier has served as Chairman of the Board of Geotek Communications, Inc., since April 1998. Geotek Communications filed for Chapter 11 protection under the Bankruptcy Code in June 1998. Mr. Spier served as Chairman and Chief Executive Officer of DeSoto, Inc. from 1991 until the company was acquired by Keystone Consolidated Industries, Inc. in 1996. Mr. Spier is also a director of Geotek Communications, Inc., Keystone Consolidated Industries, Inc., Integrated Technology USA, Inc., Motto Guzzi, Inc. and Trident Rowan Group, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

         During the fiscal year ended March 31, 1999, the Board of Directors held seven meetings and took action pursuant to three unanimous written consents. Rules adopted under the Securities Exchange Act of 1934 require the Company to disclose in this proxy statement whether any director attended fewer than 75% of the total number of meetings of the Board of Directors or of committees of the Board of Directors on which he served during the fiscal year ending March 31, 1999. During the fiscal year ending March 31, 1999, each of the directors attended 75% or more of the meetings of the Board of Directors or committees of the Board of Directors on which he served.

         The Audit Committee, which met one time in the fiscal year ended March 31, 1999, consists of Dr. Mark W. Dowley and Kenneth T. Friedman. The Audit Committee reviews with the Company's independent auditors the scope, results and costs of the annual audit, and the Company's accounting policies and financial reporting.

         The 1993 Stock Option Plan Administrative Committee, which took action pursuant to two unanimous written consents in the fiscal year ended March 31, 1999, consists of Dr. Mark W. Dowley and Patrick Lavelle. The Administrative Committee was established to administer the Company's 1993 Stock Option Plan on behalf of the Board of Directors in accordance with the terms thereof.

         The Compensation Committee, which met one time in the fiscal year ended March 31, 1999, consists of Dr. Mark W. Dowley, Kenneth T. Friedman and Patrick J. Lavelle. The Compensation Committee was established to review and approve the salaries and other benefits of the executive officers of the Company. In addition, the Compensation Committee consults with the Company's management regarding other benefits plans and compensation policies and practices of the Company.

         The Board of Directors does not have a nominating committee. Darryl
J. Yea served as a director and as a member of the three committees described above until his resignation from the Board in December 1998.

EXECUTIVE OFFICERS

         The names of, and certain information regarding, the executive officers of the Company who are not also directors are set forth below. Officers of the Company are appointed by the Board of Directors of the Company at the annual meeting of the Board of Directors to hold office until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

           Name                    Age                                     Position(s)
----------------------------     ---------     ---------------------------------------------------------------------
Robert Kassel                       72         Chief Financial Officer and Chief Administrative Officer

Charles W. Lewis                    48         Vice President, Soligen, Inc.

Amir Gnessin                        40         Vice President of Engineering, Soligen, Inc.

         Robert Kassel was appointed Chief Administrative Officer in May 1996 and Chief Financial Officer in July 1996. From 1993 to 1996, Mr. Kassel worked as an independent consultant. During 1994, Mr. Kassel also served as Manufacturing Manager for G & H Technologies. Mr. Kassel served as Operations Officer for Ceradyne, a manufacturer of advanced technical products, from 1989 to 1993. From 1979 to 1988, Mr. Kassel worked as Division General Manager for SFE Technologies, which manufactures multi-layer capacitors and EMI-RFI filters for telecommunications, computers and industrial controls. Mr. Kassel was the Division Vice-President for William House Regency, a manufacturer of paper products, from 1972 to 1979.

       Charles W. Lewis served as Vice President of Operations of the Company from July 1993 to July 1995. Mr. Lewis has served as Vice President of the Company's subsidiary, Soligen, Inc., from 1992 to present. Mr. Lewis also served as Secretary of Soligen, Inc. from 1992 to 1993. From 1991 to 1992, he was Director of Engineering for BHK Inc., a manufacturer of scientific arc lamps which is based in Pomona, California. From 1986 to 1991, Mr. Lewis was Program Manager for 3D Systems, Inc., a rapid prototyping firm based in Valencia, California. Mr. Lewis received a B.A. in Physics from the University of California, San Diego.

       Amir Gnessin has served as Vice President of Engineering of Soligen, Inc. from April 1994 to present. Mr. Gnessin joined the Company in August 1992 as a Senior Mechanical Engineer and was promoted to Mechanical Team Leader in February 1993. From 1989 to 1992, Mr. Gnessin worked as a design engineer and manager at Optrotech, Inc., a manufacturer of inspection equipment for the printed circuit board industry that is based in Israel. Mr. Gnessin received a BS in Mechanical Engineering from the Technion Institute of Technology in Israel.

       No family relationship exists among any directors or executive officers of the Company or the nominees for election to the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

         The following table discloses certain summary information concerning compensation awarded to, earned by or paid to principal executive officers of the Company whose salaries exceeded $100,000 for the Company's fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                     Long-Term
                                                                             Annual                 Compensation
                                                                          Compensation                 Awards
                                                                        -----------------        -------------------
                                                                                                     Securities
                                                       Fiscal                Salary                  Underlying
        Name and principal position                     Year                  ($)                   Options (#)
--------------------------------------------        -------------       -----------------        -------------------
Yehoram Uziel, President, CEO,                          1999                125,000                    250,000*
   Director and Chairman of the                                                                        250,000**
   Board of the Company; President                      1998                125,000                         --
   and CEO, Soligen, Inc.                               1997                 99,486                        --

Amir Gnessin, Vice President of                         1999                120,000                    150,000*
   Engineering, Soligen, Inc.                                                                          400,000**
                                                                                                       300,000
                                                        1998                120,000                         --
                                                        1997                 95,000                        --

*        Options cancelled and replacement options issued during fiscal 1999.

** Options issued during fiscal 1999 upon cancellation of previously issued options.

         No stock options or stock appreciation rights were exercised by executive officers of the Company during the fiscal year ended March 31, 1999. No executive officer received a bonus in the fiscal year ended March 31, 1999.

The Company had no long-term incentive plan for the fiscal year ended March 31, 1999. The Company has no employment contracts, no termination of employment agreements, and no change of control agreements with any named executive officer.

The following table provides information with respect to individual stock options granted during the fiscal year ended March 31, 1999 to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                             % of Total
                                         Shares                Options
                                       Underlying            Granted to
                                        Options               Employees             Exercise            Expiration
             Name                     Granted (#)          In Fiscal Year             Price                Date
------------------------------------------------------------------------------------------------------------------
Yehoram Uziel (1)                        250,000*                 *                   $0.48             Cancelled
                                         250,000**               17.3                 $0.34              12/11/08

Amir Gnessin (2)                         150,000*                 *                   $0.44             Cancelled
                                         150,000**               10.4                 $0.31              12/11/08
                                         150,000**               10.4                 $0.31              12/11/08
                                         100,000**                6.9                 $0.31              12/11/08
                                         300,000                 20.7                 $0.31              03/31/09
------------------------------------------------------------------------------------------------------------------

*        Options cancelled and replacement options issued during fiscal 1999.

** Options issued during fiscal 1999 upon cancellation of previously issued options.

(1) In November 1998, Yehoram Uziel was issued an option to purchase 250,000 shares at an exercise price of $0.48 per share. This option became exercisable in four annual installments of 20%, 23%, 27% and 30% commencing on the date of grant. In December 1998 the option was cancelled and a replacement option was issued at an exercise price of $0.34 per share. Upon issuance, this option was immediately exercisable as to 50,000 shares and the balance becomes exercisable in four annual installments of 20%, 23%, 27% and 30% commencing one year from the date of grant.

(2) In November 1998, Amir Gnessin was issued an option to purchase 150,000 shares at an exercise price of $0.44 per share. This option became exercisable in four annual installments of 20%, 23%, 27% and 30% commencing on the date of grant. In December 1998 this option was cancelled and a replacement option was issued at an exercise price of $0.32 per share. Upon issuance, this option was immediately exercisable as to 30,000 shares and the balance becomes exercisable in four annual installments of 20%, 23%, 27% and 30% commencing one year from the date of grant. In addition, in December 1998, an option previously issued to Amir Gnessin to purchase 150,000 shares at an exercise price of $1.00 Canadian ($0.66 U.S. at March 31, 1999) per share was cancelled and a new option issued at an exercise price of $0.32 per share. This option was fully exercisable on the date of grant. In addition, in December 1998, an option previously issued to Amir Gnessin to purchase 100,000 shares at an exercise price of $0.75 per share was cancelled and a new option issued at an exercise price of $0.32. This option was fully exercisable on the date of grant. In March 1999, Amir Gnessin was issued an option to purchase 300,000 shares at an exercise price of $0.31 per share. This option becomes exercisable in four annual installments of 20%, 23%, 27% and 30% commencing on the date of grant.


REPORT OF BOARD OF DIRECTORS ON REPLACEMENT OF EMPLOYEE STOCK OPTIONS

         During the fiscal year ended March 31, 1999, the Board of Directors determined to reduce the exercise price of options previously granted to its employees, including options previously granted to the Named Executive Officers. Options to purchase an aggregate of 2,140,000 shares of Common Stock previously issued to employees were cancelled and replaced, including options to purchase 650,000 shares of Common Stock previously issued to the Named Executive Officers. With the exception of an option granted to Yehoram Uziel, the Company's President and Chief Executive Officer, the exercise prices of these replacement options were reduced to $0.31 per share, which represented the market price of the Common Stock at the time of replacement. Mr. Uziel's replacement option is exercisable at $0.34 per share, representing 110% of fair market value on the date of grant. The Board believed that the purpose underlying the original grant of options, namely, to attract, motivate and retain senior management and other personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock, would be undermined due to the erosion in the market price of the Common Stock. The Board decided that the cancellation and replacement of the options would serve to accomplish the Board's goals of further motivating members of its management team and employees without the use of cash resources.

                  Submitted by the Board of Directors,

                  Yehoram Uziel
                  Dr. Mark W. Dowley
                  Kenneth T. Friedman
                  Patrick J. Lavelle
                  William Spier


                            COMPENSATION OF DIRECTORS

         During fiscal 1999 options previously issued to Dr. Mark W. Dowley to purchase 25,000 shares and 50,000 shares at exercise prices per share of $2.20 Canadian ($1.46 U.S. at March 31, 1999) and $0.75 per share, respectively, were cancelled and new options issued at an exercise price of $0.31 per share.

         During fiscal 1999 options previously issued to Kenneth T. Friedman to purchase a total of 300,000 shares at an exercise price of $0.75 per share were cancelled and new options issued at an exercise price of $0.31 per share. Additionally a warrant previously issued to Mr. Friedman to acquire 500,000 shares at an exercise price of $0.75 was cancelled and a new warrant issued at an exercise price of $0.31 per share.

         During fiscal 1999 options previously issued to Patrick J. Lavelle to purchase 40,000 shares at an exercise price of $0.75 per share was cancelled and a new option issued at an exercise price of $0.31 per share.

         Other than options granted under the Company's 1993 Stock Option Plan, as amended, the directors receive no compensation for serving as directors of the Company. The Company reimburses expenses incurred in attending the Board of Directors meetings.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. The Company's directors and executive officers and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ending March 31, 1999, the Company's directors, executive officers, and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements except that Mr. Kassel, an officer of the Company, filed a late Form 5 reporting one purchase and three option grants, and Mr. Gnessin, an officer of the Company's subsidiary, Soligen, Inc., filed a late Form 5 reporting two option grants.

                              SHAREHOLDER PROPOSALS

         Proposals by shareholders intended to be presented at the Company's 2000 Annual Meeting must be received by the Company at its principal executive office no later than March 18, 2000 in order to be included in the Company's 2000 Proxy Statement and Proxy Card.

                          TRANSACTION OF OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for action at the Meeting. If any other business requiring a vote of the Shareholders should come before the Meeting, the persons named as proxies in the enclosed proxy form will vote or refrain from voting in accordance with their best judgment.

         Please return your Proxy Card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Meeting, no business can be transacted. Therefore, please be sure to date and sign your Proxy Card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important Meeting.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED MARCH 31, 1999. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, SOLIGEN TECHNOLOGIES, INC., 19408 LONDELIUS STREET, NORTHRIDGE, CALIFORNIA 91324.

                                             By Order of the Board of Directors,



                                             /s/ Yehoram Uziel
                                             Yehoram Uziel
                                             PRESIDENT, CEO, DIRECTOR AND
                                             CHAIRMAN OF THE BOARD
Dated:  July 16, 1999

                                                                                                           Please mark
                                                                                                    / X /    your votes
                                                                                                             as shown
                                  _________________
                                    COMMON SHARES

The Board of Directors recommends a vote FOR each of the nominees in Proposal 1 and a vote FOR Proposal 2.

                                                                       FOR      WITHHELD

Proposal 1 - Election of Directors:         Yehoram Uziel              / /         / /
                                            Dr. Mark W. Dowley         / /         / /
                                            Kenneth T. Friedman        / /         / /
                                            Patrick J. Lavelle         / /         / /
                                            William Spier              / /         / /

                                                                                                 FOR     AGAINST   ABSTENTION
Proposal 2 - To ratify the selection of Arthur Andersen LLP as the Company's
independent public accountants for fiscal year ending March 31, 2000.                            / /       / /        / /


                                                                          UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
                                                                          OR INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING, THE
                                                                          PROXY HOLDERS SHALL VOTE IN SUCH MANNER AS THEY DETERMINE
                                                                          TO BE IN THE BEST INTEREST OF THE COMPANY.  MANAGEMENT
                                                                          IS NOT PRESENTLY AWARE OF ANY SUCH MATTERS TO BE
                                                                          PRESENTED FOR ACTION AT THE ANNUAL MEETING.

                                                                                        I PLAN TO ATTEND THE MEETING        / /

                                                                                        COMMENTS/ADDRESS CHANGE            / /
                                                                                        Please mark this box if you have
                                                                                        written comments or address
                                                                                        changes on the reverse side.

                                                                          THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.
                                                                          IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE
                                                                          ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
                                                                          NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.


Signatures(s)                                                             Dated
             ---------------------------------------------------------         ----------------------------------------------------

The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise, either by written notice delivered to the Company's Secretary at the Company's offices at 19408 Londelius Street, Northridge, CA 91324, prior to the Annual
Meeting, or by oral notice given by the Shareholder to the presiding officer during the meeting. The power of the proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

                                                          SOLIGEN TECHNOLOGIES, INC.

                                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 1999

               The undersigned hereby names, constitutes and appoints Yehoram Uziel and Robert Kassel, or either of them in the absence of the other, with full power of substitution, my true and lawful attorneys and
               Proxies for me acting and in my place and stead to attend the Annual Meeting of the Shareholders of
               Soligen Technologies, Inc. to be held on Friday, August 27, 1999, at 11:00 a.m., local time, at the
               Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, CA 91311, and at any adjournment thereof, and to vote all shares of Common Stock registered in the name of the undersigned, with all the powers that I would possess were I personally present.

P
R
O
X
Y

-------------------------------------------------------------------------
COMMENTS/ ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE



                                                                             (Continued and to be signed on other side)